UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2008

ROYALTECH CORP.
(Exact name of registrant as specified in its charter)
Delaware	000-52716	98-0445019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1855 Talleyrand, Suite 203A, Brossard, QC, Canada J4W 2Y9
(Address of principal executive offices and Zip Code)
Registrant's telephone number, including area code	(514) 867-9829
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 12, 2008, we effected a one new for 15 old reverse stock split of our issued and outstanding common stock. Our authorized capital has remained at 50,000,000 shares of common stock with a par value of $0.0001. Our issued and outstanding share capital has decreased from 17,852,425 shares of common stock to 1,190,162 shares of common stock.

Item 7.01	Regulation FD Disclosure

The reverse stock split became effective with the Over-the-Counter Bulletin Board at the opening for trading on August 12, 2008 under the new stock symbol “RYLT”. Our new CUSIP number is 780760 203.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
3.01	Certificate of Amendment filed with the Delaware Secretary of State on July 31, 2008 effective August 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALTECH CORP.

/s/ Chenxi Shi

Chenxi Shi

President and CEO

Date: August 12, 2008